Direct Dial (804) 550-9281
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RESOURCE
INTERNATIONAL, LTD

ENGINEERS • SCIENTISTS • SURVEYORS • PLANNERS

June 30, 2006

P.N. 93004.09

Mr. Peter Vaisler
Alliance Recovery Corporation
390-1235 N. Telegraph Road
Monroe, MI 48162

RE: Alliance Recovery Corporation – Estimate of Value

Dear Mr. Vaisler:

Resource International, Ltd. has prepared an updated estimate of value for Alliance Recovery Corporation ("ARC"). It is based upon the balance sheet, pro forma cash projections, and use of funds information, as well as other information prepared and/or provided by ARC.

Estimate of Value - Approach

Because the ARC project is a start-up business without operational history or comparable company data, the value estimate was made using a net discounted cash flow basis. The methodology is summarized in Table 1. The present value for cash flows projected for each year is added to the terminal value to provide the estimate of value presented below. Alternative values have been given for future growth rates of 0%, 3%, and 5%, which are included in tables 3 and 6.

ARC provided both Best Case and Worst Case cash flow scenarios that were updated for its proposed operations. A revised estimate of value for each scenario was prepared.

During this analysis it was noted that ARC employed a conservative approach when estimating their revenue stream. ARC discounted all projected revenues by 20%. In addition, the unit price for various commodities generating revenue for ARC were reported at or below market rates. For example, Electricity values can range from $.095 to $.14 per KW, yet the Best Case Scenario used $.065 and the Worst Case Scenario used $.045 per KW. For Carbon Black it was reported that the market value for 700 series black has ranged from $0.57 per pound to $0.65 per pound. The ARC projections utilized $0.52 per pound for its Best Case Scenario and $0.30 per pound for its Worst Case Scenario.

9560 Kings Charter Drive • P.O. Box 6160 • Ashland, VA 23005-6160
(804) 550-9200 • Fax (804) 550-9259

Changes from previous Estimate of Value

In 2002, Resource prepared an estimate of value for the ARC business model. This update reflects changes in the general business and operation model of ARC based on the data the company has provided. The same methodology has been used to provide a consistent platform for comparison of the current estimate of value with the previous one.

Key elements that contributed to changes in the estimate of value are listed below:

- Change from debt to equity funding of plant sites
- Long Term Treasury Bond Yield was updated to published data as of 4/5/06
- "Other Risk Factors" that were represented as 2% in the original valuation (Table 1) because of the high degree of borrowing in the first model has been reduced to 1% for this valuation because the current model uses all equity capital
- Reduction of the Number of Plants from 11 to 9
- The project cost for the first plant (Showcase Facility) remained at $20,000,000.
- The project cost for Plants 2 through 9 increased from the original $12,450,000 each to the revised cost of $15,480,983 per the ARC projections
- Plants 7, 8, and 9 will be funded from internal cash flow

Estimated Value

The attached tables 2 and 5 present the projected cash flows for years 1 through 6 for the Best and Worst case scenarios. It is assumed that in year 1 the first facility will be constructed and no revenues and cash will be generated in that year. In years 2 and 3 revenues will be generated by Plant 1. In year 3, Plants 2 and 3 will be constructed and be on-line generating revenue in Year 4. Three additional plants will be constructed in Year 4 and will be generating revenue in Year 5. In year 5, plants 7,8, and 9 will be constructed but funded out of cash flow.

Tables 3 and 6 present the estimated value of the company based upon the sum of the discounted cash and the terminal value of the company which is calculated in a year of stabilized growth, which for this case will be year 6. Tables 4 and 7 include the assumptions that were used to prepare each scenario.

Using the above approach, the total estimated value is for each scenario for a range of growth rates as presented below and in tables 3 and 5.

Best Case Scenario	$194,000,000 and $236,000,000
Worst Case Scenario	$ 94,000,000 and $116,000,000

This value estimate was prepared based upon the business plan and projections prepared by ARC. Resource International, Ltd. did not prepare these projections and makes no claims regarding the ability of ARC to successfully achieve these results.

Mr. Peter Vaisler
P.N. 93004.09
June 30, 2006
Page 3

The estimate of value is presented based upon the methodology described, the data provided and the assumptions as presented.

Sincerely,

Michael E. Fiore, P.E.
President

/aw

Enclosures: Tables 1 through 7

Table 1 - Valuation Calculation Methodology

Net cash flows = Normalized net earnings (after tax) + Non cash expenses - Capital expenditures +(-) Change in working capital +(-) Change in debt balance

---

Calculation of Discount Rate **

Long-term Treasury Bond yield		4.19% (as of 4/5/06)
Equity risk premium – stocks over bonds	7.5%	
X Median Beta for guideline companies	1.22	
Guideline company average equity risk premium		9.15%
		14.52%
Risk premium for size (2-6%)*1		6.00%
Other Risk factors (0-2%)*2		1.00%
Net cash flow discount rate		**21.06%**

Value Calculation

Methodology applies the discount rate to the present value of each years cash flow and plus the a terminal value that is calculated in a year of stabilized growth times discount rate. The terminal value is calculated as presented below.

$$\text{Terminal value} = \frac{\text{Final year cash flow}}{(\text{Discount rate} - \text{Growth rate})} \times \text{The final year PV factor}$$

*1 – The size of this company is smaller than the median company in this group therefore the higher risk factor was assigned for purposes of this valuation

*2 – Since the company does not rely on debt financing for its project capital, the previous risk allowance has been reduced from 2% to 1%

** Jay Fishman, Shannon Pratt, J. Clifford Griffith and D. Keith Wilson, *Guide to Business Valuations*, Practitioners Publishing Company, 2001

TABLE 2

Alliance Recovery Corporation

Cash Flows Years 1 - 6 4/7/2006

(Best Case)

Footnotes		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6
	# of Plants Generating Revenue	0	1	1	3	6	9
1	Proceeds from Equity Financing	20,000,000	0	30,961,966	46,442,949	0	0
2	Project Costs	(20,000,000)	0	(30,961,966)	(46,442,949)	(46,442,949)	0
3	Prepaid Interest Exp	0	0	0	0	0	0
5	Interest Expense Applied	0	0	0	0	0	0
	Net Sources(Uses)	0	0	0	0	(46,442,949)	0
	Sales	0	17,139,714	19,681,966	54,667,558	111,524,304	170,570,208
	Operating Expenses	0	(3,310,790)	(3,310,790)	(9,932,370)	(19,864,740)	(29,797,110)
	Depreciation Exp *(a)	0	(1,312,500)	(2,125,000)	(3,812,500)	(9,062,500)	(13,562,500)
6	Interest	0	0	0	0	0	0
7	Income/(Loss) before taxes	0	12,516,424	14,246,176	40,922,688	82,597,064	127,210,598
	Taxes (40%) **	0	(5,006,570)	(5,698,471)	(16,369,079)	(33,038,826)	(50,884,239)
		0	7,509,854	8,547,707	24,553,619	49,558,238	76,326,359
	Add back. Deprec.	0	1,312,500	2,125,000	3,812,500	9,062,500	13,562,500
		0	0	0	0	0	0
	Net Cash Flows	0	8,822,354	10,672,707	28,366,119	12,177,789	89,888,859
	Cumm Cash Flows	0	8,822,354	19,495,061	47,861,180	60,038,969	149,927,828
	Present Value Factor	0.83	0.69	0.56	0.47	0.38	0.32

*(a) Depreciation/yr/plant:

2	1,312,500
3	2,125,000
4	1,167,500
5	875,000
6	875,000

ARC Estimate of Value
4/7/2006

TABLE 3

Alliance Recovery Corporation

CALCULATED VALUE BASED ON DIFFERING GROWTH RATES

Growth Rate:		**5%**		**3%**		**0%**
Year 1		$0		$0		$0
Year 2		$6,019,815		$6,019,815		$6,019,815
Year 3		$6,015,512		$6,015,512		$6,015,512
Year 4		$13,206,789		$13,206,789		$13,206,789
Year 5		$4,683,442		$4,683,442		$4,683,442
Year 6		$28,556,294		$28,556,294		$28,556,294
Terminal Value*		$177,810,052		$158,119,016		$135,594,940
Total Value		$236,291,904		$216,600,868		$194,076,792
	say	$236,000,000	say	$217,000,000	say	$194,000,000
Range of Values:		**$194,000,000**	to	**$236,000,000**		

* Terminal value adjusted for the building costs, in the final year, associated with the addition of new plants.

TABLE 4

Alliance Recovery Corporation

Listing of Assumptions Used for Cash Flows

1 All funds are generated by equity from stock offerings for plants 1 through 6

2 Plants 7,8 & 9 financed from internal cash flows

3 Building Value from ARC Uses of Funds - Page 3
Project Cost Plant 1 - $20,000,000
Project Cost Plants 2 through 9 - $15,480,983

4 Construction period for each plant is 12 months - January through December
Revenues are generated in the first January of the year following plant construction

5 Income tax expense does not apply until Year 2.

TABLE 5

Alliance Recovery Corporation

Cash Flows Years 1 - 6

(Worst Case)

4/7/2006

Footnotes		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6
	# of Plants Generating Revenue	0	1	1	3	6	9
1	Proceeds from Equity Financing	20,000,000	0	30,961,966	46,442,949	0	0
2	Project Costs	(20,000,000)	0	(30,961,966)	(46,442,949)	(46,442,949)	0
3	Prepaid Interest Exp	0	0	0	0	0	0
5	Interest Expense Applied	0	0	0	0	0	0
	Net Sources(Uses)	0	0	0	0	(46,442,949)	0
	Sales	0	9,707,005	11,146,800	30,560,810	62,561,415	96,001,815
	Operating Expenses	0	(2,864,032)	(2,884,032)	(8,652,096)	(17,304,192)	(25,956,288)
	Depreciation Exp *(a)	0	(1,312,500)	(2,125,000)	(3,812,500)	(9,062,500)	(13,562,500)
6	Interest	0	0	0	0	0	0
7	Income/(Loss) before taxes	0	5,510,473	6,137,768	18,096,214	36,194,723	56,483,027
	Taxes (40%) [4]	0	(2,204,189)	(2,455,107)	(7,238,486)	(14,477,889)	(22,593,211)
		0	3,306,284	3,682,661	10,857,728	21,716,834	33,889,816
	Add back: Deprec.	0	1,312,500	2,125,000	3,812,500	9,062,500	13,562,500
		0	0	0	0	0	0
	Net Cash Flows	0	4,618,784	5,807,661	14,670,228	(15,663,615)	47,452,316
	Cumm Cash Flows	0	4,618,784	10,426,445	25,096,673	9,433,058	56,885,374
	Present Value Factor	0.83	0.68	0.56	0.47	0.38	0.32

*(a) Depreciation/yr/plant

2	1,312,500
3	2,125,000
4	1,187,500
5	875,000
6	875,000

ARC Estimate of Value
4/7/2006

TABLE 6

Alliance Recovery Corporation

CALCULATED VALUE BASED ON DIFFERING GROWTH RATES

Growth Rate:		5%		3%		0%
Year 1		$0		$0		$0
Year 2		$3,151,565		$3,151,565		$3,151,565
Year 3		$3,273,401		$3,273,401		$3,273,401
Year 4		$6,830,212		$6,830,212		$6,830,212
Year 5		$6,024,051		-$6,024,051		-$6,024,051
Year 6		$15,074,864		$15,074,864		$15,074,864
Terminal Value*		$93,865,902		$83,471,007		$71,580,550
Total Value		$116,171,893		$106,776,898		$93,886,541
	say	$116,000,000	say	$106,000,000	say	$94,000,000
Range of Values:		$94,000,000	to	$116,000,000		

* Terminal value adjusted for the building costs, in the final year, associated with the addition of new plants

TABLE 7

Alliance Recovery Corporation

Listing of Assumptions Used for Cash Flows

1 All funds are generated by equity from stock offerings
for plants 1 through 6

2 Plants 7,8 & 9 financed from internal cash flows

3 Building Value from ARC Uses of Funds - Page 3
Project Cost Plant 1 - $20,000,000
Project Cost Plants 2 through 9 $15,480,983

4 Construction period for each plant is 12 months - January through December
Revenues are generated in the first January of the year following plant construction

5 Income tax expense does not apply until Year 2.